EXHIBIT 6.1


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                 DIRECTORS AND OFFICERS OF VAN KAMPEN FUNDS INC.

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NAME                                     POSITION                                        LOCATION
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
Brian E. Binder                          Managing Director and                           Oakbrook Terrace, IL
                                         Chief Administrative Officer
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Mark Patten                              Managing Director and Treasurer                 New York, NY
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Stefanie Chang Yu                        Secretary; Vice President and Secretary of      New York, NY
                                         the Funds
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Jerry Miller                             Managing Director;                              New York, NY
                                         Chief Executive Officer and President
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Jon Abrahamovich                         Managing Director                               Oakbrook Terrace, IL
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Joseph C. Benedetti                      Managing Director                               New York, NY
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Elizabeth M. Brown                       Managing Director                               Houston, TX
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Richard J. Charlino                      Executive Director                              Jersey City, NJ
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Gary R. DeMoss                           Managing Director                               Oakbrook Terrace, IL
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Elizabeth H. Eginton                     Managing Director                               New York, NY
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David Linton                             Managing Director                               Weston, CT
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Edward C. Wood III                       Managing Director                               Oakbrook Terrace, IL
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Douglas Mangini                          Managing Director                               New York, NY
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Paul M. Martin                           Managing Director                               New York, NY
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Steven M. Massoni                        Managing Director                               Oakbrook Terrace, IL
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Mark R. McClure                          Managing Director                               Oakbrook Terrace, IL
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Carsten Otto                             Managing Director                               New York, NY
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Louis A. Palladino, Jr.                  Managing Director                               New York, NY
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Joseph Pollaro                           Managing Director                               Jersey City, NJ
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Walter E. Rein                           Managing Director                               Oakbrook Terrace, IL
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James J. Ryan                            Managing Director                               Oakbrook Terrace, IL
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Andrew J. Scherer                        Managing Director                               Oakbrook Terrace, IL
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Michael S. Spangler                      Managing Director                               New York, NY
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Terry L. Swenson                         Managing Director                               Amery, WI
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Robert S. West                           Managing Director                               Oakbrook Terrace, IL
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Laurence J. Althoff                      Executive Director                              Oakbrook Terrace, IL
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George Steven Amidon                     Executive Director                              Oakbrook Terrace, IL
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Matthew T. Baker                         Executive Director                              Oakbrook Terrace, IL
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Patricia A. Bettlach                     Executive Director                              Chesterfield, MO
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Curtis W. Bradshaw                       Executive Director                              Oakbrook Terrace, IL
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Daniel Burton                            Executive Director                              New York, NY
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Brent Alan Cooper                        Executive Director                              Oakbrook Terrace, IL
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Joseph D'Auria                           Executive Director;                             New York, NY
                                         Chief Financial Officer
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Craig S. Falduto                         Executive Director                              Oakbrook Terrace, IL
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Gina M. Gallagher                        Executive Director;                             New York, NY
                                         Chief Anti-Money Laundering Officer
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Richard G. Golod                         Executive Director                              Jersey City, NJ
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Brian C. Hartigan                        Executive Director                              Oakbrook Terrace, IL
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Gregory Heffington                       Executive Director                              Ft. Collins, CO
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Richard Ralph Hoffman                    Executive Director                              Jersey City, NJ
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Michelle H. Huber                        Executive Director                              Oakbrook Terrace, IL
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Troy D. Huber                            Executive Director                              Oakbrook Terrace, IL
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Michael B. Hughes                        Executive Director                              Oakbrook Terrace, IL
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Greg S. Jenkins                          Executive Director                              Oakbrook Terrace, IL
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Nancy Johannsen                          Executive Director                              Oakbrook Terrace, IL
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Laurie Jones                             Executive Director                              Houston, TX
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Louis Gregory Kafkes                     Executive Director                              Oakbrook Terrace, IL
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Holly Kelley                             Executive Director                              Oakbrook Terrace, IL
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Eric J. Marmoll                          Executive Director                              Oakbrook Terrace, IL
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Brian Maute                              Executive Director                              Oakbrook Terrace, IL
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Margaret McDermott                       Executive Director                              West Conshohocken, PA
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Lou Anne McInnis                         Executive Director                              New York, NY
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Peter George Mishos                      Executive Director                              Oakbrook Terrace, IL
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John T. Moser                            Executive Director                              Oakbrook Terrace, IL
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Robert F. Murphy                         Executive Director                              Oakbrook Terrace, IL
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Kristen Kulik-Peters                     Executive Director                              Oakbrook Terrace, IL
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Mark Redman                              Executive Director                              Oakbrook Terrace, IL
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Thomas C. Rowley                         Executive Director                              Oakbrook Terrace, IL
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David T. Saylor                          Executive Director                              Oakbrook Terrace, IL
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Maura Scherer                            Executive Director                              Oakbrook Terrace, IL
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James D. Stevens                         Executive Director                              North Andover, MA
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John Tierney                             Executive Director                              Oakbrook Terrace, IL
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Michael James Tobin                      Executive Director                              Oakbrook Terrace, IL
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Thomas Buckley Tyson                     Executive Director                              Oakbrook Terrace, IL
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Brett Van Bortel                         Executive Director                              Oakbrook Terrace, IL
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John M. Walsh                            Executive Director                              Oakbrook Terrace, IL
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Barbara Anne Marie Withers               Executive Director                              Oakbrook Terrace, IL
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Patrick M. Zacchea                       Executive Director                              Oakbrook Terrace, IL
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Keith Applegate                          Vice President                                  New York, NY
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Michael J. Austin                        Vice President                                  Oakbrook Terrace, IL
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Scott C. Bernstiel                       Vice President                                  Freehold, NJ
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Christopher M. Bisaillon                 Vice President                                  Chicago, IL
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Michael P. Brescia                       Vice President                                  Oakbrook Terrace, IL
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Emily L. Brody                           Vice President                                  New York, NY
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Michael Winston Brown                    Vice President                                  Colleyville, TX
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Loren Burket                             Vice President                                  Plymouth, MN
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Lynn Chadderton                          Vice President                                  Valrico, FL
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Wendy Chan                               Vice President                                  New York, NY
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Michael Colston                          Vice President                                  Louisville, KY
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Andrew M. Combs                          Vice President                                  Oakbrook Terrace, IL
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Jack Crain                               Vice President                                  Oakbrook Terrace, IL
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Michael A. Dearth                        Vice President                                  Oakbrook Terrace, IL
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Kenneth A. De Marco                      Vice President                                  Oakbrook Terrace, IL
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Marc DeFilippo                           Vice President                                  Oakbrook Terrace, IL
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Robert Doak                              Vice President                                  Oakbrook Terrace, IL
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Pat Flynn Dredze                         Vice President                                  Oakbrook Terrace, IL
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Paula Duerr                              Vice President                                  Oakbrook Terrace, IL
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Michael G. Effron                        Vice President                                  Oakbrook Terrace, IL
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Alan E. Erickson                         Vice President                                  Oakbrook Terrace, IL
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Patricia Ernst                           Vice President                                  Oakbrook Terrace, IL
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Tara Farrelly                            Vice President                                  New York, NY
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Christopher E. Fitzgerald                Vice President                                  Oakbrook Terrace, IL
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William J. Fow                           Vice President                                  Redding, CT
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David Joseph Fredrick                    Vice President                                  Newton, MA
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Charles Friday                           Vice President                                  Gibsonia, PA
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Nancy J. Girando                         Vice President                                  New York, NY
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Lisa Gray                                Vice President; Chief Compliance Officer        Houston, TX
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Walter C. Gray                           Vice President                                  Houston, TX
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John C. Haase, Jr.                       Vice President                                  New York, NY
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Hunter Handley                           Vice President                                  Oakbrook Terrace, IL
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Steven Heite                             Vice President                                  Jersey City, NJ
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Michael D. Hibsch                        Vice President                                  Nashville, TN
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Zahedul Hoque                            Vice President                                  Oakbrook Terrace, IL
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William J. Hunter                        Vice President                                  Oakbrook Terrace, IL
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Eric J. Hyde                             Vice President                                  Oakbrook Terrace, IL
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Lowell Jackson                           Vice President                                  Roswell, GA
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Michael D. Jankowski                     Vice President                                  Oakbrook Terrace, IL
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Keraya S. Jefferson                      Vice President; Compliance Officer              Jersey City, NJ
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Brian D. Jessen                          Vice President                                  Oakbrook Terrace, IL
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Michael E. Jones                         Vice President                                  Oakbrook Terrace, IL
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Tara Jones                               Vice President                                  Oakbrook Terrace, IL
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Daniel W. Krause                         Vice President                                  Oakbrook Terrace, IL
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Lisa Therese Kueng                       Vice President                                  Oakbrook Terrace, IL
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Gary W. Lackey                           Vice President                                  Houston, TX
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Michael Langhoff                         Vice President                                  Oakbrook Terrace, IL
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Albert K. Lazaro                         Vice President                                  Oakbrook Terrace, IL
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Shannon M. Lenz                          Vice President                                  Oakbrook Terrace, IL
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Mark Stephen Lie                         Vice President                                  Oakbrook Terrace, IL
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Holly Lieberman                          Vice President                                  Oakbrook Terrace, IL
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Tim O'Neal Lorah                         Vice President                                  New York, NY
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Richard M. Lundgren                      Vice President                                  River Forest, IL
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Michael J. Magee                         Vice President                                  Oakbrook Terrace, IL
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Anthony S. Manzanares                    Vice President                                  Oakbrook Terrace, IL
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Jennifer Markle                          Vice President                                  Oakbrook Terrace, IL
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Anne Therese McGrath                     Vice President                                  San Francisco, CA
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Elisa R. Mitchell                        Vice President;                                 Oakbrook Terrace, IL
                                         Assistant Secretary of the Funds
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Sterling Tyler Moore                     Vice President                                  San Francisco, CA
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Grant R. Myers                           Vice President                                  Houston, TX
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Richard A. Myers                         Vice President                                  Oakbrook Terrace, IL
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Elizabeth A. Nelson                      Vice President;                                 Oakbrook Terrace, IL
                                         Assistant Secretary of the Funds
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Michael J. Nelson                        Vice President                                  Oakbrook Terrace, IL
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Brian O'Connell                          Vice President                                  Oakbrook Terrace, IL
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James A. O'Brien                         Vice President                                  Oakbrook Terrace, IL
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Jason Eric Ogden                         Vice President                                  Oakbrook Terrace, IL
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Timothy Jay Ott                          Vice President                                  Highland, VA
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Jeffrey M. Pegorsch                      Vice President                                  Oakbrook Terrace, IL
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Paul R. Peterson                         Vice President                                  Oakbrook Terrace, IL
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Megan Piscitello                         Vice President                                  Oakbrook Terrace, IL
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Keith Pleines                            Vice President                                  New York, NY
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Jennifer Lynn Pucci                      Vice President                                  Oakbrook Terrace, IL
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John M. Radzinski                        Vice President                                  Oakbrook Terrace, IL
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David P. Robbins                         Vice President                                  Oakbrook Terrace, IL
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Michael W. Rohr                          Vice President                                  Naperville, IL
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Jason F. Ruimerman                       Vice President                                  Salem, MA
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Thomas J. Sauerborn                      Vice President                                  Jersey City, NJ
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Tonya Hammet Sax                         Vice President                                  Oakbrook Terrace, IL
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Lisa Schultz                             Vice President                                  Oakbrook Terrace, IL
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Christopher J. Staniforth                Vice President                                  Leawood, KS
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John Szwed                               Vice President                                  New York, NY
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Brian S. Terwilliger                     Vice President                                  Oakbrook Terrace, IL
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Joseph L. Thomas                         Vice President                                  San Diego, CA
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William G. Thompson                      Vice President                                  Oakbrook Terrace, IL
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Eric B. Towell                           Vice President                                  Oakbrook Terrace, IL
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Hugh C. Triplett                         Vice President                                  Thousand Oaks, CA
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Thomas Buckley Tyson                     Vice President                                  Oakbrook Terrace, IL
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Jeannette L. Underwood                   Vice President                                  Oakbrook Terrace, IL
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Mark Ray Vernon                          Vice President                                  Oakbrook Terrace, IL
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Christopher Walsh                        Vice President                                  Oakbrook Terrace, IL
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Harold Whitworth, III                    Vice President                                  Liberty Township, OH
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Perri P. Williams                        Vice President                                  Houston, TX
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Ronald Wayne Wilson                      Vice President                                  Oakbrook Terrace, IL
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Judy W. Wooley                           Vice President                                  Houston, TX
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David M. Wynn                            Vice President                                  Chandler, AZ
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Kenneth Paul Zaugh                       Vice President                                  Oakbrook Terrace, IL
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Mary Mullin                              Assistant Secretary;                            New York, NY
                                         Assistant Secretary of the Funds
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Leticia George                           Officer                                         Houston, TX
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Jerry Miller                             Director                                        New York, NY
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Edward C. Wood III                       Director                                        Oakbrook Terrace, IL
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